                                  APPENDIX A

                                      TO

                        ADMINISTRATIVE AGENCY AGREEMENT

                         Dated as of December 10, 2014

The following is a list of Trusts and Funds for which the Administrator shall provide services (as those services are described in Appendix B). This Appendix A may be amended to include or delete Trusts, Funds or services provided an executed copy of such revised Appendix is provided to the Administrator:

Open-End Funds

                                                             Fund
                                                             Accounting /
                                                             Treasurer     SEC Yield       Compliance     Expense
Trust                  Fund                 Conversion Date  Support       Calculation SOI Monitoring Tax Administration
-----                  ----                 ---------------  ------------  ----------- --- ---------- --- --------
Pioneer Bond Fund      Pioneer Bond Fund    March 5, 2012         X             X              X

Pioneer Emerging       Pioneer Emerging
Markets Fund           Markets Fund         March 5, 2012         X                            X

Pioneer Equity Income  Pioneer Equity
Fund                   Income Fund          March 5, 2012         X             X              X

Pioneer Fund           Pioneer Fund         March 5, 2012         X             X              X

Pioneer High Yield     Pioneer High Yield
Fund                   Fund                 March 5, 2012         X             X              X

Pioneer Asset          Pioneer Solutions -
Allocation Trust       Conservative Fund    n/a                   X                     X      X       X     X

                       Pioneer Solutions
                       Growth Fund          n/a                   X                     X      X       X     X

                       Pioneer Solutions -
                       Balanced Fund        n/a                   X                     X      X       X     X

Pioneer Mid Cap Value  Pioneer Mid Cap
Fund                   Value Fund           March 5, 2012         X                            X

                                                                  Fund
                                                                  Accounting /
                                                                  Treasurer    SEC Yield       Compliance     Expense
Trust                     Fund                   Conversion Date  Support      Calculation SOI Monitoring Tax Administration
-----                     ----                   ---------------  ------------ ----------- --- ---------- --- --------
Pioneer Money Market      Pioneer Cash
Trust                     Reserves Fund          March 5, 2012         X                           X

Pioneer Real Estate       Pioneer Real Estate
Shares                    Shares                 March 5, 2012         X            X              X

Pioneer Series Trust II   Pioneer AMT-Free
                          Municipal Fund         March 5, 2012         X            X              X

                          Pioneer Select Mid
                          Cap Growth Fund        March 5, 2012         X                           X

Pioneer Series Trust III  Pioneer Disciplined
                          Value Fund             March 5, 2012         X                           X

Pioneer Series Trust IV   Pioneer Classic
                          Balanced Fund          March 5, 2012         X            X              X

                          Pioneer Government
                          Income Fund            March 5, 2012         X            X              X

                          Pioneer Multi-Asset
                          Income Fund            March 5, 2012         X            X              X

Pioneer Series Trust V    Pioneer Global Equity
                          Fund                   March 5, 2012         X                           X

                          Pioneer High Income
                          Municipal Fund         March 5, 2012         X            X              X

                          Pioneer Long/Short
                          Global Bond            n/a                   X            X              X

                          Pioneer Long/Short
                          Opportunistic Credit   n/a                   X            X              X

                          Pioneer Absolute
                          Return Bond Fund       n/a                   X            X              X

                                                                  Fund
                                                                  Accounting /
                                                                  Treasurer    SEC Yield       Compliance     Expense
Trust                     Fund                   Conversion Date  Support      Calculation SOI Monitoring Tax Administration
-----                     ----                   ---------------  ------------ ----------- --- ---------- --- --------
Pioneer Series Trust VI   Pioneer Floating Rate
                          Fund                   March 5, 2012         X            X              X

                          Pioneer Multi-Asset
                          Real Return Fund       March 5, 2012         X                           X

                          Pioneer Cayman
                          Commodity Fund
                          LTD                    March 5, 2012         X                           X

Pioneer Series Trust VII  Pioneer Global High
                          Yield Fund             March 5, 2012         X            X              X

                          Pioneer Global
                          Multisector Income
                          Fund                   March 5, 2012         X            X              X

                          Pioneer Emerging
                          Markets Local
                          Currency Debt Fund     n/a                   X            X              X

Pioneer Series            Pioneer International
Trust VIII                Value Fund             March 5, 2012         X                           X

Pioneer Series Trust X    Pioneer Dynamic
                          Credit Fund            March 5, 2012         X            X              X

                          Pioneer Fundamental
                          Growth Fund            March 5, 2012         X                           X

                          Pioneer Multi-Asset
                          Ultra Short Income
                          Fund                   March 5, 2012         X            X              X

Pioneer Series Trust XI   Pioneer Core Equity
                          Fund                   March 5, 2012         X                           X

Pioneer Series Trust XII  Pioneer Disciplined
                          Growth Fund            March 5, 2012         X                           X

Pioneer Short Term        Pioneer Short Term
Income Fund               Income Fund            March 5, 2012         X            X              X

Pioneer Strategic         Pioneer Strategic
Income Fund               Income Fund            March 5, 2012         X            X              X

                                                         Fund
                                                         Accounting /
                                                         Treasurer    SEC Yield       Compliance     Expense
Trust             Fund                  Conversion Date  Support      Calculation SOI Monitoring Tax Administration
-----             ----                  ---------------  ------------ ----------- --- ---------- --- --------
Pioneer Variable  Pioneer Bond VCT
Contracts Trust   Portfolio             March 5, 2012         X            X              X

                  Pioneer Disciplined
                  Value VCT Portfolio   March 5, 2012         X                           X

                  Pioneer Emerging
                  Markets VCT
                  Portfolio             March 5, 2012         X                           X

                  Pioneer Equity
                  Income VCT
                  Portfolio             March 5, 2012         X                           X

                  Pioneer Fund VCT
                  Portfolio             March 5, 2012         X                           X

                  Pioneer Select Mid
                  Cap Growth VCT
                  Portfolio             March 5, 2012         X                           X

                  Pioneer High Yield
                  VCT Portfolio         March 5, 2012         X            X              X

                  Pioneer Mid Cap
                  Value VCT Portfolio   March 5, 2012         X                           X

                  Pioneer Real Estate
                  Shares VCT Portfolio  March 5, 2012         X                           X

                  Pioneer Strategic
                  Income VCT
                  Portfolio             March 5, 2012         X            X              X

Closed-End Funds

                                                                Fund
                                                                Accounting /
                                                                Treasurer    SEC Yield       Compliance     Expense
Trust                   Fund                   Conversion Date  Support      Calculation SOI Monitoring Tax Administration
-----                   ----                   ---------------  ------------ ----------- --- ---------- --- --------
Pioneer Diversified     Pioneer Diversified
High Income Trust       High Income Trust      May 2, 2012           X            X       X      X       X     X

Pioneer Floating Rate   Pioneer Floating Rate
Trust                   Trust                  April 2, 2012         X            X       X      X       X     X

Pioneer High Income     Pioneer High Income
Trust                   Trust                  April 2, 2012         X            X       X      X       X     X

Pioneer ILS Interval    Pioneer ILS Interval
Fund                    Fund                   n/a                   X            X              X

Pioneer Municipal High  Pioneer Municipal
Income Trust            High Income Trust      May 2, 2012           X            X       X      X       X     X

Pioneer Municipal High  Pioneer Municipal
Income Advantage Trust  High Income
                        Advantage Trust        April 2, 2012         X            X       X      X       X     X

Pioneer Multi Asset     Pioneer Multi Asset
Credit Trust            Credit Trust           n/a                   X            X       X      X       X     X

BROWN BROTHERS HARRIMAN & CO.

By:

Name:
Title:
Date:   December  , 2014

PIONEER INVESTMENT MANAGEMENT, INC.

By:     /s/ Gregg Dooling
        ______________________________________
Name:   Gregg Dooling
Title:  Chief Financial Officer
Date:   December 10, 2014

Each TRUST listed above,
on behalf of the above-named Funds

By:     /s/ Mark E. Bradley
        ______________________________________
Name:   Mark E. Bradley
Title:  Secretary
Date:   December 10, 2014